Income Taxes	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Income Taxes
INCOME TAXES

The components of Profit before income taxes for the years ended December 31, were as follows:

(Millions of dollars)	2011	2010	2009
U.S.	$49	$(50)	$(87)
Non-U.S.	455	379	407
Total	$504	$329	$320

Profit (loss) before income taxes, as shown above, is based on the location of the entity to which such earnings are attributable.  Where an entity’s earnings are subject to taxation, however, may not correlate solely to where an entity is located.  Thus, the income tax provision shown below as U.S. or non-U.S. may not correspond to the earnings shown above.

The components of the Provision for income taxes were as follows for the years ended December 31:

(Millions of dollars)	2011	2010	2009
Current income tax provision (benefit):
U.S.	$(14)	$(43)	$(74)
Non-U.S.	164	109	132
State (U.S.)	2	(1)	5
	152	65	63
Deferred income tax provision (benefit):
U.S.	(5)	(8)	3
Non-U.S.	(32)	(14)	(6)
State (U.S.)	(4)	(3)	(15)
	(41)	(25)	(18)

Total Provision for income taxes	$111	$40	$45

Current income tax provision is the amount of income taxes reported or expected to be reported on our income tax returns.  Under our tax sharing agreement with Caterpillar, we have paid to or received from (or will pay to or will receive from) Caterpillar, our allocated share of certain income tax liabilities or benefits.

The actual Provision for income taxes differs from the Provision for income taxes that would result from applying the U.S. statutory rate to Profit before income taxes for the years ended December 31, for the reasons set forth in the following reconciliation:

(Millions of dollars)	2011		2010		2009
Taxes computed at U.S. statutory rates	$176	35.0%	$115	35.0%	$112	35.0%
(Decreases) increases in taxes resulting from:
State Income Tax, net of Federal Tax	(1)	(0.2)%	(2)	(0.6)%	(7)	(2.2)%
Prior Year Non-U.S. tax and interest adjustment – Refund Claim	—	—	(10)	(3.0)%	(6)	(1.9)%
Prior Year Non-U.S. tax and interest adjustment - Other	(15)	(3.0)%	(12)	(3.6)%	—	—
Subsidiaries' results subject to tax rates other than U.S. statutory rates	(46)	(9.1)%	(47)	(14.2)%	(48)	(15.0)%
Other, net	(3)	(0.6)%	(4)	(1.2)%	(6)	(1.9)%
Provision for income taxes	$111	22.1%	$40	12.4%	$45	14.0%

The prior year Non-U.S. tax and interest adjustment recorded in 2011 of $15 million relates to a cumulative correction of immaterial errors in deferred tax amounts reported in prior periods in various non-U.S. tax jurisdictions.

The prior year Non-U.S. tax and interest adjustment recorded in 2010 of $22 million includes a benefit of $10 million from an income tax refund claim related to a prior year return and a tax benefit of $12 million related to the true-up of estimated amounts used in the 2009 tax provision to the returns as filed in other non-U.S. tax jurisdictions.

We have recorded income tax expense at U.S. tax rates on all profits, except for undistributed profits of non-U.S. subsidiaries, which are considered indefinitely reinvested.  Determination of the amount of unrecognized deferred income tax liability related to indefinitely reinvested profits is not feasible.

Accounting for income taxes under U.S. GAAP requires individual tax-paying entities of the Company to offset deferred income tax assets and liabilities within each particular tax jurisdiction and present them as a single amount in the Consolidated Statements of Financial Position.  Amounts in different tax jurisdictions cannot be offset against each other.  The amounts of deferred income taxes at December 31, included in the following lines in our Consolidated Statements of Financial Position were:

(Millions of dollars)	2011	2010	2009
Assets:
Deferred and refundable income taxes	$84	$85	$65

Liabilities:
Deferred income taxes and other liabilities	(584)	(594)	(517)
Deferred income taxes - net	$(500)	$(509)	$(452)

Differences between accounting rules and income tax laws cause differences between the bases of certain assets and liabilities for financial reporting and income tax purposes.  The income tax effects of these differences, to the extent they are temporary, are recorded as deferred income tax assets and liabilities netted by tax jurisdiction and taxpayer.

Our consolidated deferred income taxes consisted of the following components as of December 31:

(Millions of dollars)	2011	2010	2009

Deferred tax assets:
Allowance for credit losses	$114	$91	$78
Tax credit carryforwards	13	24	22
Deferred income taxes on derivative instruments and retained interests	3	7	23
Net operating loss carryforwards	69	92	85
	199	214	208

Deferred income tax liabilities - primarily lease basis differences	(497)	(546)	(558)
Valuation allowance for deferred income tax assets	(9)	(8)	(6)
Deferred income tax on translation adjustment	(193)	(169)	(96)
	(699)	(723)	(660)

Deferred income taxes – net	$(500)	$(509)	$(452)

As of December 31, 2011, amounts and expiration dates of net operating loss (NOL) carryforwards in various U.S. state taxing jurisdictions were:

(Millions of dollars)
2012	2013	2014	2015	2016-2031	Total
$—	$—	$—	$—	$195	$195

The gross deferred income tax asset associated with these NOL carryforwards is $15 million as of December 31, 2011, partially offset by a valuation allowance of $5 million.  The valuation allowance indicates the loss carryforwards are likely to expire prior to utilization.

In some U.S. state income tax jurisdictions, we join with other Caterpillar entities in filing combined income tax returns.  In other U.S. state income tax jurisdictions, we file on a separate, stand-alone basis.

As of December 31, 2011, amounts and expiration dates of NOL carryforwards in various non-U.S. taxing jurisdictions were:

(Millions of dollars)
2012	2013	2014	2015	2016-2027	Unlimited	Total
$—	$—	$3	$5	$75	$152	$235

Valuation allowances totaling $4 million have been recorded at certain non-U.S. subsidiaries that have not yet demonstrated consistent and/or sustainable profitability to support the recognition of net deferred income tax assets.

As of December 31, 2011, amounts and expiration dates of U.S. foreign tax credits available to carry forward were:

(Millions of dollars)
2012-2018	2019	2020	2021	2022	Total
$—	$3	$11	$—	$—	$14

A reconciliation of the beginning and ending amounts of gross unrecognized income tax benefits for uncertain income tax positions, including positions impacting only the timing of income tax benefits is as follows:

(Millions of dollars)	2011	2010	2009

Reconciliation of unrecognized income tax benefits(1):
Balance at beginning of year	$7	$7	$21
Additions for income tax positions related to prior year	—	—	1
Reductions for income tax positions related to prior year	(7)	—	(8)
Reductions for income tax positions related to settlements(2)	—	—	(7)
Balance at end of year	$—	$7	$7

Amount that, if recognized, would impact the effective tax rate	$—	$2	$2

(1)Foreign currency translation amounts are included within each line as applicable.
(2)Includes cash payment or other reduction of assets to settle liability.

We classify interest and penalties on income taxes as a component of the Provision for income taxes.  During the year ended December 31, 2011, we recognized a benefit of less than $1 million in interest and penalties.  During the years ended December 31, 2010 and 2009, we recognized expense of less than $1 million and a benefit of $1 million, respectively.  For the years ended December 31, 2011, 2010 and 2009, the total amount of accrued interest and penalties was $5 million, $5 million and $5 million, respectively.

It is reasonably possible that the amount of unrecognized income tax benefits will change in the next 12 months.  However, we do not expect the change to have a significant impact on our results of operations or financial position.

The U.S. Internal Revenue Service (IRS) is currently examining U.S. tax returns for 2007 to 2009 and has completed its field examination of our U.S. income tax returns for 1992 to 2006 as part of the overall Caterpillar examination.  For tax years 1992 to 1994, Caterpillar expects to litigate issues unrelated to us.  In 2009, we reached a settlement with the IRS for tax years 1995 to 1999. For tax years 2000 to 2006, we are in the appeals process for unagreed adjustments primarily related to export tax benefits unrelated to us.   In the opinion of management, the ultimate disposition of all matters related to each of the aforementioned audit cycles will not have a material adverse effect on our financial position, liquidity or results of operations.

In our major non-U.S. jurisdictions, tax years are typically subject to examination for three to six years.